Exhibit 23.1


                         Consent of Independent Auditors



We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-86120) pertaining to the Amended and Restated Summus, Inc.
(USA) 2000 Equity Compensation Plan of our report dated March 29, 2004, with respect to the consolidated financial statements of Summus, Inc.(USA) included in the Annual Report (Form 10-K) for the year ended December 31, 2003.

                                                 /s/ Ernst & Young LLP


March 29, 2004
Raleigh, North Carolina